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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-8483                     95-3825062
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(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


             2141 Rosecrans Avenue, Suite 4000
                  El Segundo, California                       90245
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|X| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 19, 2005, Unocal Corporation, a Delaware corporation ("Unocal"), Chevron Corporation, a Delaware corporation ("Chevron"), and Blue Merger Sub Inc., a Delaware corporation and direct wholly-owned subsidiary of Chevron ("Merger Sub") entered into an Amendment No. 1 to the Agreement and Plan of Merger ("Amendment No. 1"), which amends certain provisions of the Agreement and Plan of Merger, dated as of April 4, 2005, among Unocal, Chevron and Merger Sub to provide for an increase in the consideration to be received by Unocal stockholders. Pursuant to Amendment No. 1, Unocal stockholders may elect to receive, for each share of Unocal stock, either $69 in cash, 1.03 shares of Chevron stock, or a combination of $27.60 in cash and 0.618 of a share of Chevron common stock, with the all-cash and all-stock elections subject to proration.

          A copy of the joint press release of Unocal and Chevron announcing the execution of Amendment No. 1 is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 8.01         OTHER EVENTS

         The disclosure set forth under Item 1.01 above is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
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99.1                Press Release, dated July 19, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 UNOCAL CORPORATION

                                                 /s/ Bryan J. Pechersky
                                                 -------------------------------
                                                 By: Bryan J. Pechersky
                                                     Corporate Secretary

Date:  July 20, 2005




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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press Release, dated July 19, 2005